UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

      Date of Report (Date of earliest event reported): March 14, 2005


                            SLADE'S FERRY BANCORP.
           (Exact name of registrant as specified in its charter)

         Massachusetts               000-23904              04-3061936
(State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)           File Number)        Identification No.)

     100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:  (508) 675-2121

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01   Changes in Registrant's Certifying Accountant.

(a)
      On March 14, 2005, the Audit Committee of the Board of Directors of Slade's Ferry Bancorp. (the "Company") dismissed Shatswell, MacLeod & Company, P.C. ("Shatswell") as the Company's registered public accounting firm. Pursuant to the Company's Audit Committee Charter, the Audit Committee has sole authority to terminate and to appoint the Company's independent auditors. Accordingly, the dismissal of Shatswell was approved solely by the Audit Committee.

      The reports issued by Shatswell on the consolidated financial statements of the Company for the two most recent fiscal years (2003 and 2002) did not contain any adverse opinion or a disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years (2003 and 2002) through the date hereof, there were no disagreements with Shatswell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Shatswell, would have caused Shatswell to make reference to the subject matter of the disagreement in connection with its reports.

      The Company provided Shatswell with a copy of the foregoing disclosures and requested in writing that Shatswell furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. The confirming letter from Shatswell is attached as Exhibit 16.1 hereto.

(b)
      On March 14, 2005, the Audit Committee of the Company's Board of Directors engaged Wolf & Company, P.C. ("Wolf") as the Company's registered public accounting firm for the fiscal year ending December 31, 2005.

      During the two most recent fiscal years and through the date hereof, the Company did not consult with Wolf regarding either the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue. During the two most recent fiscal years and through the date hereof, the Company did not consult with Wolf regarding any matter that was the subject of a disagreement or reportable event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits

      16.1 Letter from Shatswell, MacLeod & Company, P.C. to the Securities and Exchange Commission dated March 18, 2005.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SLADES FERRY BANCORP.
                                       (Registrant)

                               By:     /s/ Deborah A. McLaughlin
                                       ------------------------------------
                               Name:   Deborah A. McLaughlin
                               Title:  Treasurer/Vice President and Chief
                                       Financial Officer

Date: March 18, 2005


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                                EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

   16.1 Letter from Shatswell, MacLeod & Company, P.C. to the Securities and Exchange Commission dated March 18, 2005.


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